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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2005

Regal Entertainment Group
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9110 East Nichols Avenue, Suite 200, Centennial, CO 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-792-3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Adoption of Group Severance Plan

        On May 11, 2005, Regal Cinemas, Inc. ("RCI"), a wholly owned subsidiary of Regal Entertainment Group ("Regal"), adopted and approved the RCI Severance Plan For Equity Compensation (the "Severance Plan"). Participation in the Severance Plan is limited to employees of Regal CineMedia Corporation ("RCM"), a wholly owned subsidiary of Regal and RCI, who held an unvested option to purchase shares of Regal's Class A common stock or shares of Regal's restricted Class A common stock pursuant to the terms of the Regal 2002 Stock Incentive Plan (the "Incentive Plan") immediately prior to such employee's termination of employment with RCM and commencement of employment with National CineMedia, LLC ("NCM"). As previously disclosed, NCM is a joint venture between a subsidiary of RCM and a subsidiary of AMC Entertainment, Inc. focusing on the marketing and sale of cinema advertising and promotional products, business communications and training services, and the distribution of digital alternative content. The Severance Plan is attached as Exhibit 10.1 to this report and incorporated herein by reference.

        Under the terms of and subject to the conditions to the Severance Plan, each eligible employee who participates in the Severance Plan (a "Participant") will, at the times set forth in the Severance Plan, be entitled to a cash payment equal to the sum of (1) the difference between the exercise price of each unvested option held by such Participant immediately prior to the date of his or her termination of employment with RCM and the fair market value of Regal's Class A common stock (calculated pursuant to the terms of the Severance Plan) and (2) the difference between the purchase price of each share of Regal's restricted stock held by such Participant immediately prior to his or her termination of employment by RCM and the fair market value of Regal's Class A common stock (calculated pursuant to the terms of the Severance Plan). Each Participant's cash payment will vest according to the year and date on which such unvested options and restricted stock held by such Participant would have vested pursuant to the terms of the Incentive Plan and the related award agreement had employment with RCM not ceased.

        In addition, the Severance Plan provides that each Participant who was granted restricted stock under the Incentive Plan will be entitled to receive payments in lieu of dividend distributions in an amount equal to the per share value of dividends paid on Regal's Class A common stock times the number of shares of such restricted stock held by such Participant immediately prior to his or her termination of employment with RCM. Each such Participant will receive these payments in lieu of dividend distributions until the date that each such Participant's restricted stock would have vested in accordance with the Incentive Plan. Solely for purposes of the calculation of such payments with respect to restricted stock, in the event of any stock dividend, stock split or other change in the corporate structure affecting Regal's Class A common stock, there shall be an equitable proportionate adjustment (as contemplated by the Incentive Plan) to the number of shares of restricted stock held by each Participant immediately prior to his or her termination of employment with RCM. Please refer to Exhibit 10.1 hereto for the complete terms of the Severance Plan.

Amendment of 2002 Stock Incentive Plan.

        On May 11, 2005, the stockholders of Regal approved an amendment to the Incentive Plan increasing the number of shares of Class A common stock authorized for issuance under the Incentive Plan from 16,110,241 to a total of 18,000,000 shares. The amendment to the Incentive Plan was filed as Appendix A to Regal's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the "SEC") on April 15, 2005 and is incorporated herein and as Exhibit 10.2 hereto by reference thereto.

Item 2.05 Costs Associated with Exit or Disposal Activities.

        As discussed above under Item 1.01, on May 11, 2005, RCI adopted and approved the Severance Plan. Pursuant to the terms of and subject to the conditions to the Severance Plan, each Participant will, at the times set forth in the Severance Plan, be entitled to a cash payment equal to the sum of (1) the difference between the exercise price of each unvested option held by such Participant immediately prior to the date of his or her termination of employment with RCM and the fair market value of Regal's Class A common stock (calculated pursuant to the terms of the Severance Plan) and (2) the difference between the purchase price of each share of Regal's restricted stock held by such Participant immediately prior to his or her termination of employment by RCM and the fair market value of Regal's Class A common stock (calculated pursuant to the terms of the Severance Plan). Each Participant's termination of employment with RCM is expected take place as of the close of business on May 24, 2005 and commencement of employment with NCM is expected the next business day on May 25, 2005. Based on information currently available to Regal, the maximum total cost of the Severance Plan assuming all conditions are met, including payments in lieu of dividend distributions on restricted stock, is estimated to equal approximately $15.0 million to $17.0 million. Pursuant to the terms of the NCM arrangements, approximately $4.0 million of such costs associated with the Severance Plan will be funded by NCM. As the Severance Plan provides for payments over future periods that are contingent upon continued employment with NCM, the cost of the Severance Plan will be recorded as an expense over the remaining required service periods.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        As of the close of business on May 11, 2005, Kurt Hall resigned from the Board of Directors of Regal. As previously disclosed in Regal's Current Report on Form 8-K, filed with the SEC on April 4, 2005, Mr. Hall will continue to serve as Regal's Co-Chief Executive Officer until the expiration of the previously announced NCM transition period.

        As of the close of business on May 11, 2005, Michael J. Dolan resigned from the Board of Directors of Regal to pursue other opportunities.

Item 9.01 Financial Statements and Exhibits.

  (a)
  Financial statements of businesses acquired.

  N/A

  (b)
  Pro forma financial information.

  N/A

  (c)
  Exhibits.

Exhibit No.	Exhibit Description
10.1	Regal Cinemas, Inc. Severance Plan For Equity Compensation
10.2	Amendment to 2002 Stock Incentive Plan (incorporated by reference to Appendix A to Regal's Proxy Statement on Schedule 14A filed with the SEC on April 15, 2005 (Commission file no. 001-31315)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP
Date: May 17, 2005	By:	/s/ AMY E. MILES
	Name:	Amy E. Miles
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Regal Cinemas, Inc. Severance Plan For Equity Compensation
10.2	Amendment to 2002 Stock Incentive Plan (incorporated by reference to Appendix A to Regal's Proxy Statement on Schedule 14A filed with the SEC on April 15, 2005 (Commission file no. 001-31315)

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 2.05 Costs Associated with Exit or Disposal Activities.
  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX